Exhibit 99.1

EARNINGS RELEASE

CONTACT

Rob Anderson

Chief Financial Officer and Chief Administrative Officer

(615) 732-6470

CapStar Reports Fully Diluted EPS of $0.29 and Fully Diluted Operating EPS of $0.30 for Q4 2019

NASHVILLE, TN, January 23, 2020/GlobeNewswire/ -- CapStar Financial Holdings, Inc. (“CapStar”) (NASDAQ:CSTR) reported net income of $5.42 million, or $0.29 per share on a fully diluted basis, for the three months ended December 31, 2019, compared to a net loss of ($0.71) million, or ($0.04) per share on a fully diluted basis, for the three months ended December 31, 2018.  Operating(1) net income was $5.54 million, or $0.30 per share on a fully diluted basis, for the three months ended December 31, 2019, compared to $6.24 million, or $0.33 per share on a fully diluted basis, for the three months ended December 31, 2018.  Included in the fourth quarter 2019 results is a one-time charge of $289K associated with the early retirement of four employees, which reduces annualized non-interest expense by $582K.

Net income was $22.42 million, or $1.20 per share on a fully diluted basis, for the twelve months ended December 31, 2019, compared to net income of $9.66 million, or $0.67 per share on a fully diluted basis, for the twelve months ended December 31, 2018.  Operating net income was $24.38 million, or $1.31 per share on a fully diluted basis, for the twelve months ended December 31, 2019, compared to $17.25 million, or $1.19 per share on a fully diluted basis, for the twelve months ended December 31, 2018.

“I am pleased with everything that the CapStar team was able to accomplish in 2019 and am excited about the outlook for 2020,” said Timothy K. Schools, CapStar’s president and CEO.  “We believe we are in a good position from a credit perspective and have improved the quality of our loan portfolio, by reducing the percentage of shared national credits and highly leveraged loans in our portfolio,” continued Mr. Schools.  “In addition, both our Tri-Net and Mortgage teams had record years and we successfully integrated Athens Federal.”

“Further, we are thrilled to enter the Knoxville market under the leadership of King Purnell and Amy Pangelinan and look forward to demonstrating our differentiated delivery of financial services and establishing ourselves as a leader in Knoxville” said Mr. Schools.

Soundness

•	Non-performing assets as a percentage of total assets were 0.12% at December 31, 2019 compared to 0.16% at December 31, 2018.
•	Annualized net charge-offs to average loans were 0.06% for the three months ended December 31, 2019 compared to 1.27% for the same period in 2018.
•	The total risk based capital ratio was 13.45% at December 31, 2019 compared to 12.84% at December 31, 2018.

Profitability

•	Operating annualized return on average assets for the three months ended December 31, 2019 was 1.08% compared to 1.27% for the same period in 2018.
•	Operating annualized return on average tangible equity for the three months ended December 31, 2019 was 9.69% compared to 12.36% for the same period in 2018.

(1) For a discussion and reconciliation of the Non-GAAP operating measures that exclude merger-related costs unrelated to CapStar’s normal operations, see the section titled “Non-GAAP Disclaimer” and the Non-GAAP financial measures section of the financial statements.

•	Net interest margin for the three months ended December 31, 2019 was 3.49% compared to 3.89% for the same period in 2018.
•	The operating efficiency ratio for the three months ended December 31, 2019 was 67.73% compared to 61.83% for the same period in 2018.

“While fourth quarter profitability metrics were less than the prior year, we took a one-time charge of $289K associated with the early retirement of four employees, which reduces annualized non-interest expense by $582K.  Additionally, a flattening yield curve and the three rate cuts that the FOMC made in the second half of 2019 also impacted the quarter,” said Rob Anderson, chief financial officer and chief administrative officer of CapStar.

Growth

•	Average gross loans for the quarter ended December 31, 2019 fell 0.60% to $1.43 billion, compared to $1.44 billion for the same period in 2018.
•	Average deposits for the quarter ended December 31, 2019 increased 8.34% to $1.71 billion, compared to $1.58 billion for the same period in 2018.

Dividend

On January 23, 2020, the board of directors of CapStar approved a quarterly dividend of $0.05 per common share that will be paid on February 21, 2020 to shareholders of record of CapStar’s common stock as of the close of business on February 7, 2020.

Conference Call and Webcast Information

CapStar will host a conference call and webcast at 8:30 a.m. Central Time on Friday January 24, 2020.  During the call, management will review the fourth quarter results and operational highlights.  Interested parties may listen to the call by dialing (844) 412-1002.  The conference ID number is 6275611.  A simultaneous webcast may be accessed on CapStar’s website at ir.capstarbank.com by clicking on “News & Events.”  An archived version of the webcast will be available in the same location shortly after the live call has ended.

About CapStar Financial Holdings, Inc.

CapStar Financial Holdings, Inc. is a bank holding company headquartered in Nashville, Tennessee and operates primarily through its wholly owned subsidiary, CapStar Bank, a Tennessee-chartered state bank.  CapStar Bank is a commercial bank that seeks to establish and maintain comprehensive relationships with its clients by delivering customized and creative banking solutions and superior client service.  As of December 31, 2019, on a consolidated basis, CapStar had total assets of $2.04 billion, gross loans of $1.42 billion, total deposits of $1.73 billion, and shareholders’ equity of $273.05 million.  Visit www.capstarbank.com for more information.

Forward-Looking Statements

Certain statements in this earnings release are forward-looking statements that reflect CapStar’s current views with respect to, among other things, CapStar’s assets, business, cash flows, condition (financial or otherwise), credit quality, financial performance, liquidity, short and long-term performance goals, prospects, results of operations, strategic initiatives and the timing, benefits, costs and synergies of recently completed and future acquisition, disposition and other growth opportunities, including, without limitation, those relating to a projected increase in liquidity for our shareholders, improvements in our loan production and deposit gathering capabilities, managing interest rate risk, the acceptance by customers of Athens of CapStar’s products and services, the ability of CapStar to meet expectations regarding the benefits, costs, synergies, and financial and operational impact of the Athens merger, the possibility that any of the anticipated benefits, costs, synergies and financial and operational improvements of the Athens merger will not be realized or will not be realized as expected and the opportunities to enhance market share in certain markets and market acceptance of CapStar are generally in new markets. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,”

“continue,” “will,” “anticipate,” “seek,” “aspire,” “achieve,” “estimate,” “intend,” “plan,” “project,” “projection,” “forecast,” “roadmap,” “goal,” “guidance,” “target,” “would,” and “outlook,” or the negative version of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about CapStar’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond CapStar’s control. The inclusion of these forward-looking statements should not be regarded as a representation by CapStar or any other person that such expectations, estimates and projections will be achieved. Accordingly, CapStar cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although CapStar believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause CapStar’s actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, any factors identified in this earnings release as well as those factors that are detailed from time to time in CapStar’s periodic and current reports filed with the Securities and Exchange Commission, including those factors included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 under the headings “Item 1A. Risk Factors” and “Cautionary Note Regarding Forward Looking Statements” and in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.  If one or more events related to these or other risks or uncertainties materialize, or if CapStar’s underlying assumptions prove to be incorrect, actual results may differ materially from its forward-looking statements. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this earnings release, and CapStar does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for CapStar to predict their occurrence or how they will affect CapStar.

Non-GAAP Disclaimer

This earnings release includes the following financial measures that were prepared other than in accordance with generally accepted accounting principles in the United States (“non-GAAP financial measure”): operating net income, operating diluted net income per share, operating return on average assets, operating return on average tangible equity, tangible book value per share and operating efficiency ratio. These non-GAAP financial measures (i) provide useful information to management and investors that is supplementary to CapStar’s financial condition, results of operations and cash flows computed in accordance with GAAP, (ii) enable a more complete understanding of factors and trends affecting CapStar’s business, and (iii) allow investors to evaluate CapStar’s performance in a manner similar to management, the financial services industry, bank stock analysts and bank regulators. However, CapStar acknowledges that these non-GAAP financial measures have a number of limitations.  As such, you should not view these non-GAAP financial measures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other companies use.  See below for a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Consolidated Statements of Income (unaudited) (dollars in thousands, except share data)

Fourth Quarter 2019 Earnings Release

	Three Months Ended		Year Ended
	December 31,		December 31,
	2019	2018	2019	2018
Interest income:
Loans, including fees	$20,233	$20,554	$82,828	$60,751
Securities:
Taxable	1,077	1,411	4,619	4,184
Tax-exempt	347	416	1,438	1,201
Federal funds sold	—	8	26	63
Restricted equity securities	171	181	755	571
Interest-bearing deposits in financial institutions	377	330	1,881	1,011
Total interest income	22,205	22,900	91,547	67,781
Interest expense:
Interest-bearing deposits	2,015	1,371	7,538	4,164
Savings and money market accounts	1,821	1,619	7,266	5,446
Time deposits	1,626	1,472	7,542	3,940
Federal funds purchased	—	—	4	3
Securities sold under agreements to repurchase	—	3	5	3
Federal Home Loan Bank advances	162	719	1,444	2,533
Total interest expense	5,624	5,184	23,799	16,089
Net interest income	16,581	17,716	67,748	51,692
Provision for loan losses	—	1,514	761	2,842
Net interest income after provision for loan losses	16,581	16,202	66,987	48,850
Noninterest income:
Treasury management and other deposit service charges	736	793	3,135	2,150
Net gain (loss) on sale of securities	9	1	(99)	3
Tri-Net fees	274	276	2,785	1,503
Mortgage banking income	2,316	1,324	9,467	5,653
Other noninterest income	2,384	3,993	8,986	6,150
Total noninterest income	5,719	6,387	24,274	15,459
Noninterest expense:
Salaries and employee benefits	9,318	9,475	35,542	28,586
Data processing and software	1,835	1,424	6,961	3,835
Professional fees	531	534	2,102	1,608
Occupancy	795	736	3,345	2,336
Equipment	834	810	3,723	2,471
Regulatory fees	28	364	591	1,028
Merger related expenses	163	8,929	2,654	9,803
Amortization of intangibles	397	442	1,655	465
Other operating	1,365	1,118	5,422	3,355
Total noninterest expense	15,266	23,832	61,995	53,487
Income (loss) before income taxes	7,034	(1,243)	29,266	10,822
Income tax expense (benefit)	1,613	(535)	6,844	1,167
Net income (loss)	$5,421	$(708)	$22,422	$9,655
Per share information:
Basic net income (loss) per share of common stock	$0.30	$(0.04)	$1.25	$0.73
Diluted net income (loss) per share of common stock	$0.29	$(0.04)	$1.20	$0.67
Weighted average shares outstanding:
Basic	18,350,994	17,509,525	17,886,164	13,277,614
Diluted	18,443,916	18,716,562	18,613,224	14,480,347

This information is preliminary and based on CapStar data available at the time of this earnings release.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Selected Quarterly Financial Data (unaudited) (dollars in thousands, except share data)

Fourth Quarter 2019 Earnings Release

	Five Quarter Comparison
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18
Income Statement Data:
Net interest income	$16,581	$17,156	$17,008	$17,002	$17,715
Provision for loan losses	—	(125)	—	886	1,514
Net interest income after provision for loan losses	16,581	17,281	17,008	16,116	16,201
Treasury management and other deposit service charges	736	788	813	798	793
Net gain (loss) on sale of securities	9	—	(121)	12	1
Tri-Net fees	274	847	1,024	641	276
Mortgage banking income	2,316	2,679	3,087	1,385	1,324
Other noninterest income	2,384	2,474	2,229	1,899	3,993
Total noninterest income	5,719	6,788	7,032	4,735	6,387
Salaries and employee benefits	9,318	9,229	8,563	8,432	9,475
Data processing and software	1,835	1,790	1,862	1,474	1,424
Professional fees	531	528	501	543	534
Occupancy	795	858	809	883	736
Equipment	834	1,012	1,026	852	810
Regulatory fees	28	18	272	274	364
Merger related expenses	163	187	1,711	594	8,929
Amortization of intangibles	397	408	419	430	442
Other operating	1,365	1,501	1,307	1,243	1,117
Total noninterest expense	15,266	15,531	16,470	14,725	23,831
Net income (loss) before income tax expense	7,034	8,538	7,570	6,126	(1,243)
Income tax (benefit) expense	1,613	2,072	1,814	1,346	(535)
Net income (loss)	$5,421	$6,466	$5,756	$4,780	$(708)
Weighted average shares - basic	18,350,994	17,741,778	17,663,992	17,783,239	17,509,525
Weighted average shares - diluted	18,443,916	18,532,479	18,650,706	18,830,933	18,716,562
Net income (loss) per share, basic	$0.30	$0.36	$0.33	$0.27	$(0.04)
Net income (loss) per share, diluted	0.29	0.35	0.31	0.25	(0.04)
Balance Sheet Data (at period end):
Cash and cash equivalents	$101,269	$154,021	$156,085	$120,321	$105,443
Securities available-for-sale	213,129	203,500	194,957	233,691	243,808
Securities held-to-maturity	3,313	3,319	3,721	3,727	3,734
Loans held for sale	168,222	129,613	89,629	72,870	57,618
Total loans	1,420,102	1,411,768	1,440,617	1,467,786	1,429,794
Allowance for loan losses	(12,604)	(12,828)	(12,903)	(12,959)	(12,113)
Total assets	2,037,201	2,033,911	2,018,421	2,035,811	1,963,883
Non-interest-bearing deposits	312,096	352,266	326,550	312,597	289,552
Interest-bearing deposits	1,417,355	1,379,497	1,396,220	1,366,205	1,280,456
Federal Home Loan Bank advances	10,000	10,000	10,000	75,000	125,000
Total liabilities	1,764,155	1,765,829	1,755,757	1,776,060	1,709,504
Shareholders' equity	$273,046	$268,082	$262,664	$259,751	$254,379
Total shares of common stock outstanding	18,361,922	18,343,403	17,561,476	17,765,124	17,724,721
Total shares of preferred stock outstanding	—	—	878,048	878,048	878,048
Book value per share of common stock	$14.87	$14.61	$14.44	$14.11	$13.84
Tangible book value per share of common stock *	12.45	12.17	11.87	11.55	11.25
Market value per common share	$16.65	$16.58	$15.15	$14.44	$14.73
Capital ratios:
Total risk based capital	13.45%	13.46%	13.29%	12.64%	12.84%
Tier 1 risk based capital	12.73%	12.71%	12.53%	11.90%	12.13%
Common equity tier 1 capital	12.73%	12.71%	12.01%	11.40%	11.61%
Leverage	11.37%	11.24%	11.01%	10.97%	11.06%

_____________________

*This metric is a non-GAAP financial measure.  See Non-GAAP disclaimer in this earnings release and below for discussion and reconciliation to the most directly comparable GAAP financial measure.

This information is preliminary and based on CapStar data available at the time of this earnings release.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Selected Quarterly Financial Data (unaudited) (dollars in thousands, except share data)

Fourth Quarter 2019 Earnings Release

	Five Quarter Comparison
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18
Average Balance Sheet Data:
Cash and cash equivalents	$115,100	$129,114	$93,523	$83,689	$83,560
Investment securities	225,265	211,460	228,283	251,631	256,595
Loans held for sale	140,731	101,835	91,585	66,880	52,131
Loans	1,431,027	1,445,755	1,469,210	1,461,696	1,439,652
Assets	2,030,231	2,005,950	2,004,207	1,988,478	1,940,991
Interest bearing deposits	1,388,496	1,370,988	1,364,211	1,299,205	1,271,602
Deposits	1,711,021	1,704,873	1,678,240	1,588,317	1,579,250
Federal Home Loan Bank advances	22,391	12,174	42,088	117,278	102,304
Liabilities	1,758,663	1,739,509	1,743,010	1,731,373	1,695,181
Shareholders' equity	$271,568	$266,441	$261,197	$257,105	$245,811
Performance Ratios:
Annualized return on average assets	1.06%	1.28%	1.15%	0.97%	(0.14)%
Annualized return on average equity	7.92%	9.63%	8.84%	7.54%	(1.14)%
Net interest margin (1)	3.49%	3.66%	3.68%	3.75%	3.89%
Annualized noninterest income to average assets	1.12%	1.34%	1.41%	0.97%	1.31%
Efficiency ratio	68.46%	64.87%	68.51%	67.74%	98.88%
Loans by Type (at period end):
Commercial and industrial	$394,408	$382,816	$404,745	$419,941	$404,600
Commercial real estate - owner occupied	172,456	169,370	173,316	170,558	141,931
Commercial real estate - non-owner occupied	387,443	407,378	421,496	403,443	408,515
Construction and development	143,111	132,222	123,901	162,237	174,670
Consumer real estate	256,097	254,736	255,043	248,943	253,562
Consumer	28,426	29,059	26,704	26,241	25,615
Other	38,161	36,187	35,412	36,423	20,901
Asset Quality Data:
Allowance for loan losses to total loans	0.89%	0.91%	0.90%	0.88%	0.85%
Allowance for loan losses to non-performing loans	861%	754%	894%	757%	583%
Nonaccrual loans	$1,464	$1,701	$1,443	$1,712	$2,078
Troubled debt restructurings	2,717	2,725	1,238	1,255	1,391
Loans - over 89 days past due and accruing	38	551	302	—	214
Total non-performing loans	1,464	1,701	1,443	1,712	2,078
OREO and repossessed assets	1,044	914	914	1,038	988
Total non-performing assets	$2,508	$2,615	$2,357	$2,750	$3,066
Non-performing loans to total loans	0.10%	0.12%	0.10%	0.12%	0.15%
Non-performing assets to total assets	0.12%	0.13%	0.12%	0.14%	0.16%
Non-performing assets to total loans and OREO	0.18%	0.19%	0.16%	0.19%	0.21%
Annualized net charge-offs (recoveries) to average loans	0.06%	(0.01)%	0.02%	0.01%	1.27%
Net charge-offs (recoveries)	$224	$(50)	$56	$40	$4,620
Interest Rates and Yields:
Loans	5.24%	5.48%	5.44%	5.49%	5.49%
Securities (1)	3.00%	3.14%	3.22%	3.20%	3.30%
Total interest-earning assets (1)	4.67%	4.95%	5.00%	5.06%	5.02%
Deposits	1.27%	1.38%	1.39%	1.31%	1.12%
Borrowings and repurchase agreements	2.88%	4.12%	3.09%	2.85%	2.76%
Total interest-bearing liabilities	1.58%	1.74%	1.75%	1.71%	1.50%
Other Information:
Full-time equivalent employees	289	290	290	289	286

_____________________

This information is preliminary and based on CapStar data available at the time of this earnings release.

(1)  Net Interest Margin, Securities yields, and Total interest-earning asset yields are calculated on a tax-equivalent basis

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Analysis of Interest Income and Expense, Rates and Yields (unaudited) (dollars in thousands)

Fourth Quarter 2019 Earnings Release

	For the Three Months Ended December 31,
	2019			2018
	Average Outstanding Balance	Interest Income/ Expense	Average Yield/ Rate	Average Outstanding Balance	Interest Income/ Expense	Average Yield/ Rate
Interest-Earning Assets
Loans (1)	$1,431,027	$18,884	5.24%	$1,439,652	$19,904	5.49%
Loans held for sale	140,731	1,349	3.80%	52,131	650	4.95%
Securities:
Taxable investment securities (2)	175,750	1,248	2.84%	198,799	1,592	3.20%
Investment securities exempt from federal income tax (3)	49,515	347	3.55%	57,796	416	3.64%
Total securities	225,265	1,595	3.00%	256,595	2,008	3.30%
Cash balances in other banks	96,125	377	1.56%	67,880	330	1.93%
Funds sold	45	—	3.75%	1,047	8	2.92%
Total interest-earning assets	1,893,193	22,205	4.67%	1,817,305	22,900	5.02%
Noninterest-earning assets	137,038			123,686
Total assets	$2,030,231			$1,940,991
Interest-Bearing Liabilities
Interest-bearing deposits:
Interest-bearing transaction accounts	$566,869	2,015	1.41%	$437,656	1,371	1.24%
Savings and money market deposits	514,896	1,821	1.40%	496,319	1,619	1.29%
Time deposits	306,731	1,626	2.10%	337,628	1,472	1.73%
Total interest-bearing deposits	1,388,496	5,462	1.56%	1,271,603	4,462	1.39%
Borrowings and repurchase agreements	22,391	162	2.88%	103,655	722	2.76%
Total interest-bearing liabilities	1,410,887	5,624	1.58%	1,375,258	5,184	1.50%
Noninterest-bearing deposits	322,524			307,648
Total funding sources	1,733,411			1,682,905
Noninterest-bearing liabilities	25,252			12,275
Shareholders’ equity	271,568			245,811
Total liabilities and shareholders’ equity	$2,030,231			$1,940,991
Net interest spread (4)			3.09%			3.53%
Net interest income/margin (5)		$16,581	3.49%		$17,716	3.89%

(1)	Average loan balances include nonaccrual loans. Interest income on loans includes amortization of deferred loan fees, net of deferred loan costs.
(2)	Taxable investment securities include restricted equity securities.
(3)	Yields on tax exempt securities, total securities, and total interest-earning assets are shown on a tax equivalent basis.
(4)	Net interest spread is the average yield on total average interest-earning assets minus the average rate on total average interest-bearing liabilities.
(5)	Net interest margin is annualized net interest income calculated on a tax equivalent basis divided by total average interest-earning assets for the period.

This information is preliminary and based on CapStar data available at the time of this earnings release.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Non-GAAP Financial Measures (unaudited) (dollars in thousands except share data)

Fourth Quarter 2019 Earnings Release

	Three Months Ended
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Operating net income:
Net income (loss)	$5,421	$6,466	$5,756	$4,780	$(708)
Add: merger related expenses	163	187	1,711	594	8,929
Less: income tax impact of merger related expenses	(43)	(49)	(447)	(155)	(1,985)
Operating net income	$5,541	$6,604	$7,020	$5,219	$6,236

Operating diluted net income per share of common stock:
Operating net income	$5,541	$6,604	$7,020	$5,219	$6,236
Weighted average shares - diluted	18,443,916	18,532,479	18,650,706	18,830,933	18,716,562
Operating diluted net income per share of common stock	$0.30	$0.36	$0.38	$0.28	$0.33

Operating annualized return on average assets:
Operating net income	$5,541	$6,604	$7,020	$5,219	$6,236
Average assets	$2,030,231	$2,005,950	$2,004,207	$1,988,478	$1,940,991
Operating annualized return on average assets	1.08%	1.31%	1.40%	1.06%	1.27%

Operating annualized return on average tangible equity:
Average total shareholders' equity	$271,568	$266,441	$261,197	$257,105	$245,811
Less: average intangible assets	(44,646)	(45,050)	(45,456)	(45,890)	(45,687)
Average tangible equity	226,922	221,391	215,741	211,215	200,124
Operating net income	$5,541	$6,604	$7,020	$5,219	$6,236
Operating annualized return on average tangible equity	9.69%	11.83%	13.05%	10.02%	12.36%

Operating efficiency ratio:
Total noninterest expense	$15,266	$15,531	$16,470	$14,725	$23,831
Less: merger related expenses	(163)	(187)	(1,711)	(594)	(8,929)
Total operating noninterest expense	15,103	15,344	14,759	14,131	14,902
Net interest income	16,581	17,156	17,008	17,002	17,715
Total noninterest income	5,719	6,788	7,032	4,735	6,387
Total revenues	$22,300	$23,944	$24,040	$21,737	$24,102
Operating efficiency ratio:	67.73%	64.08%	61.39%	65.01%	61.83%

	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Tangible Equity:
Total shareholders' equity	$273,046	$268,082	$262,664	$259,751	$254,379
Less: intangible assets	(44,393)	(44,790)	(45,199)	(45,618)	(46,048)
Tangible equity	$228,653	$223,292	$217,465	$214,133	$208,331

Tangible Common Equity:
Tangible equity	$228,653	$223,292	$217,465	$214,133	$208,331
Less: preferred equity	—	—	(9,000)	(9,000)	(9,000)
Tangible common equity	$228,653	$223,292	$208,465	$205,133	$199,331

Tangible Book Value per Share of Common Stock:
Tangible common equity	$228,653	$223,292	$208,465	$205,133	$199,331
Total shares of common stock outstanding	18,361,922	18,343,403	17,561,476	17,765,124	17,724,721
Tangible book value per share of common stock	$12.45	$12.17	$11.87	$11.55	$11.25

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Non-GAAP Financial Measures (unaudited) (dollars in thousands except share data)

Fourth Quarter 2019 Earnings Release

	Year Ended
	December 31, 2019	December 31, 2018
Operating net income:
Net income	$22,422	$9,655
Add: merger related expenses	2,654	9,803
Less: income tax impact of merger related expenses	(694)	(2,213)
Operating net income	$24,382	$17,245

Operating diluted net income per share of common stock:
Operating net income	$24,382	$17,245
Weighted average shares - diluted	18,613,224	14,480,347
Operating diluted net income per share of common stock	$1.31	$1.19

Operating annualized return on average assets:
Operating net income	$24,382	$17,245
Average assets	$2,007,327	$1,528,915
Operating annualized return on average assets	1.21%	1.13%

Operating annualized return on average tangible equity:
Average total shareholders' equity	$264,124	$175,686
Less: average intangible assets	(45,256)	(16,174)
Average tangible equity	218,868	159,512
Operating net income	$24,382	$17,245
Operating annualized return on average tangible equity	11.14%	10.81%

Operating efficiency ratio:
Total noninterest expense	$61,995	$53,487
Less: merger related expenses	(2,654)	(9,803)
Total operating noninterest expense	59,341	43,684
Net interest income	67,748	51,692
Total noninterest income	24,274	15,459
Total revenues	$92,022	$67,151
Operating efficiency ratio:	64.49%	65.05%